EXHIBIT 99.2
------------



                  FIRST AMENDMENT TO AMENDED AND RESTATED
                      MULTICURRENCY CREDIT AGREEMENT

      This First Amendment to Amended and Restated Multicurrency Credit Agreement is dated as of June 16, 2008 (this "Amendment"), among Jones Lang LaSalle Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the "Borrower"), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Banks and Bank of Montreal, as administrative agent (in such capacity, the "Administrative Agent").


                          PRELIMINARY STATEMENTS

      A. The Borrower, the guarantors party thereto (the "Guarantors"), the financial institutions listed on the signature pages thereof as Banks and the Administrative Agent have heretofore entered into that certain Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007 (the "Credit Agreement"); and

      B. The Borrower has asked the Lenders and the Administrative Agent to amend certain covenants and related definitions, revise the Applicable Margin, increase the maximum amount to which the Commitments may be increased and to make certain other amendments to the Credit Agreement as set forth herein and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

      Now, Therefore, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I
                                DEFINITIONS

      SECTION 1.1 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                ARTICLE II
                                AMENDMENTS

      SECTION 2.1 Section 1.15 of the Credit Agreement is hereby amended by (i) deleting the amount "$650,000,000" appearing therein and inserting in its place the amount "$1,000,000,000" and (ii) inserting the following new sentences at the end thereof:

            Any such increase to the Commitments may be effected by the addition of a term loan facility containing such terms and pursuant to such documentation as the Parent, Administrative Agent, Co-Lead Arrangers and such Bank or Banks providing such increased Commitment shall agree. If any such increase is evidenced by separate loan documentation, the aggregate amount of the commitments under any such separate loan documentation shall reduce dollar-for-dollar the remaining amount available to increase the Commitments under this Section 1.15.






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


      SECTION 2.2  Section 4.1 of the Credit Agreement is hereby amended by
(i) amending the defined terms "Applicable Margin", "Interest Coverage Ratio", "Level I", "Level II", and "Level III" in their entirety and as so amended to read as set forth below and (ii) inserting new defined terms "Cash Interest Expense", "First Amendment", "First Amendment Effective Date", "Level IV", "Level V", "Level VI", "Net Cash Proceeds", and "Rentals" as set forth below in their proper alphabetical order:

                  "Applicable Margin" means, on any date for any Domestic
            Rate Loan, Eurocurrency Loan, Reimbursement Obligations and Facility Fees the rate per annum set forth below, as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date:

                                          DOMESTIC
                                       RATE LOANS AND
                        EUROCURRENCY    REIMBURSEMENT    FACILITY
            LEVEL           LOANS        OBLIGATIONS        FEE
            -----       ------------    -------------   ----------

            Level I         0.90%            0%           0.350%
            Level II       1.125%            0%           0.375%
            Level III       1.35%            0%           0.400%
            Level IV        1.55%           0.05%         0.450%
            Level V         1.75%           0.25%         0.500%
            Level VI        2.25%           0.50%         0.500%

            ; PROVIDED that from the First Amendment Effective Date until the Pricing Date for the fiscal quarter of the Parent ending December 31, 2008, the Borrower shall be in Level IV.

                  "Cash Interest Expense" means, for any period, the sum of
            all cash interest charges of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "First Amendment" means the First Amendment to Amended
            and Restated Multicurrency Credit Agreement dated as of June 6, 2008 by and among the Borrower, the Guarantors, the Banks and the Administrative Agent.

                  "First Amendment Effective Date" means the date upon
            which the First Amendment became effective pursuant to its terms.

                  "Interest Coverage Ratio" means as of the last day of any
            calendar quarter the ratio of the sum of Adjusted EBIT PLUS Rentals for the four calendar quarters then ended to the sum of Cash Interest Expense PLUS Rentals for the same four calendar quarters then ended.

                  "Level I" exists at any date if, at such date, the Total
            Funded Debt to Adjusted EBITDA Ratio is less than 1.00 to 1.00.

                  "Level II" exists at any date if, at such date, Level I
            does not exist and the Total Funded Debt to Adjusted EBITDA Ratio is less than 1.50 to 1.00.

                  "Level III" exists at any date if, at such date, neither
            Level I nor Level II exists and the Total Funded Debt to Adjusted EBITDA Ratio is less than 2.00 to 1.00.

                  "Level IV" exists at any date if, at such date, neither
            Level I, Level II nor Level III exists and the Total Funded Debt to Adjusted EBITDA Ratio is less than 2.50 to 1.00.





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


                  "Level V" exists at any date if, at such date, neither
            Level I, Level II, Level III, nor Level IV exists and the Total Funded Debt to Adjusted EBITDA Ratio is less than 3.00 to 1.00.

                  "Level VI" exists at any date if, at such date, none of
            Level I,  Level II, Level III, Level IV or Level V exists.

                  "Net Cash Proceeds" means, with respect to any offering
            of equity securities of a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, printing and other fees and expenses incurred as a direct result thereof.

                  "Rentals" means and includes all fixed rents (including
            as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Parent or any of its Subsidiaries, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Parent or any of its Subsidiaries (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges.

      SECTION 2.3. Section 7.15 of the Credit Agreement is hereby amended by deleting the phrase "100% of the Net Cash Proceeds of such issuance" and inserting in its place the phrase: "100% of (A) the Net Cash Proceeds of such issuance and (B) the portion of the purchase price for any Acquisition paid by the Parent or any Subsidiary with the issuance of capital securities".

      SECTION 2.4. Sections 7.16 and 7.17 of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

                  SECTION 7.16. FUNDED DEBT TO ADJUSTED EBITDA. The Parent will as of the last day of each calendar quarter maintain the Total Funded Debt to Adjusted EBITDA Ratio at not more than 3.25 to 1.00.

                  SECTION 7.17. INTEREST COVERAGE RATIO. The Parent will as of the last day of each calendar quarter maintain an Interest Coverage Ratio of not less than 2.00 to 1.00.

      SECTION 2.5. Section 7.19(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (a) (i) the Obligations of the Borrower and Guarantors owing to the Banks and Administrative Agent hereunder and
            (ii) the obligations of the Borrower and Guarantors owing in connection with any term loan facility contemplated by
            Section 1.15 hereof;

      SECTION 2.6. Section 7.19 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (g) thereof and inserting in its place the word "and" and (ii) deleting the amount "$200,000,000" appearing in clause (h) thereof and inserting in its place the amount "$300,000,000".

      SECTION 2.7. Section 7.22 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  SECTION 7.22. ADDITIONAL GUARANTORS. If on the last day of the calendar quarter ending June 30, 2007 and each calendar quarter ending thereafter the total liabilities of the non-Guarantor Subsidiaries of the Parent equal or exceed 35% of the book value of the total consolidated assets of the Parent and its Subsidiaries, then the Parent will, within fifteen (15) Business Days of the date on which the balance sheet as of such date is required to be delivered pursuant to Section 7.6(a)(i) or Section 7.6(a)(ii), cause an additional Subsidiary or additional Subsidiaries to become a Guarantor or Guarantors hereunder such that the total liabilities of the non-Guarantor Subsidiaries of the Parent are less than 35% of the book value of the total consolidated assets of the Parent and its Subsidiaries. In addition, if on the last day of any calendar quarter any Subsidiary of the Parent which is not a Guarantor on the First Amendment Effective Date accounts for either (i) 10% or more of the Adjusted EBITDA of the Parent for the 12-month period then ended (other than as a result of a one time, non-recurring or extraordinary event reasonably acceptable to the Administrative Agent) or (ii) 10% or more of the book value of the total consolidated assets of the Parent and its Subsidiaries, then the Parent will, within fifteen (15) Business Days of the date on which the balance sheet as of such date is required to be delivered pursuant to Section 7.6(a)(i) or Section 7.6(a)(ii), cause such Subsidiary to become a Guarantor hereunder; PROVIDED that, for any non-Wholly Owned Subsidiary of the Parent, the Parent shall exclude from the Adjusted EBITDA and book value of assets calculations for that Subsidiary, the proportion of Adjusted EBITDA and book value of assets attributable to the interests in that Subsidiary not owned, directly or indirectly, by Parent. Within 60 days of the First Amendment Effective Date, the Parent shall cause Jones Lang LaSalle New England, LLC to become a Guarantor hereunder. Together with the delivery of any Additional Guarantor Supplement, the Parent shall deliver and shall cause each such Subsidiary to deliver corporate resolutions, opinions of counsel, and such other corporate documentation as the Administrative Agent shall reasonably request. Upon any such Subsidiary becoming a Guarantor hereunder the Parent shall provide to the Administrative Agent an updated Schedule 5.2.

      SECTION 2.8. Section 7.19 of the Credit Agreement is hereby amended by (i) deleting the "." at the end of clause (h) thereof and inserting in its place "; and" and (ii) inserting new clause (i) immediately following clause (h) as follows:

            (i) Indebtedness of the Parent and the Guarantors owing to the former shareholders of Staubach Holdings, Inc. representing deferred and earn-out obligations in an aggregate principal amount outstanding not to exceed $525,000,000 MINUS the principal amount of any payment thereon.

      SECTION 2.9. Section 4.1 of the Credit Agreement is hereby amended by amending the defined term "Permitted Adjustment" in its entirety to read as follows:

                  "Permitted Adjustment" means, for any period, transition
            charges incurred by the Parent or any Restricted Subsidiaries during such period relating to the Acquisition by the Parent of all of the outstanding equity of (i) Spaulding and Slye LLC, a Delaware limited liability company, to the extent such charges do not exceed $10,000,000 in the aggregate for all periods,
            (ii) Kemper's Holding GmbH Company (now known as Kemper's Jones Lang LaSalle Retail GmbH), a German company, to the extent such charges do not exceed $5,000,000 in the aggregate for all periods and (iii) Staubach Holdings, Inc., a Texas corporation, to the extent such charges do not exceed $25,000,000 in the aggregate for all periods.

      SECTION 2.10. The Administrative Agent hereby designates BMO Capital Markets and Banc of America Securities LLC as Co-Lead Arrangers and Joint Book Runners.


                                ARTICLE III
                                  CONSENT

      The Parent has advised the Administrative Agent and the Banks of its desire to acquire all of the outstanding capital stock of a company code named Stanford on substantially the terms described to the Administrative Agent and the Banks in the Parent's presentation to the Administrative Agent and the Banks on May 30, 2008 (the "Stanford Acquisition"). The Banks hereby approve the Stanford Acquisition; PROVIDED that: (A) the total consideration (including all liabilities assumed by the Parent and its Subsidiaries but excluding (i) all costs and fees incurred by the Parent in connection with the Stanford Acquisition, including without limitation, attorney fees and investment bank fees and (ii) any earn-out obligations) for the Stanford Acquisition does not exceed $650,000,000, of which not more than $150,000,000 will be paid in cash upon consummation of the Stanford Acquisition; (B) after giving effect to the Stanford Acquisition, no Default or Event of Default shall exist; and (C) the Stanford Acquisition is consummated not later than August 31, 2008. Immediately upon consummation of the Stanford Acquisition, the Parent shall cause Stanford and such of its Subsidiaries as shall be requested by the Administrative Agent to become Guarantors under the Credit Agreement and shall deliver such corporate resolutions, opinions of counsel and such other corporate documentation as the Administrative Agent may reasonably request.


                                ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES

      SECTION 4.1 CREDIT AGREEMENT REPRESENTATIONS. In order to induce the Banks and the Administrative Agent to enter into this Amendment, each of the Parent and the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 5 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Bank as set forth in this Article IV.

      SECTION 4.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Parent, each Guarantor and the Borrower of this Amendment are within the Parent's, such Guarantor's and the Borrower's powers, have been duly authorized by all necessary corporate action, and do not:

            (a) contravene either the Parent's, any Guarantor's or the Borrower's constituent documents;




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


            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Parent, any Guarantor or the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Parent's, any Guarantor's or the Borrower's properties.

      SECTION 4.3 GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Parent, any Guarantor or the Borrower of this Amendment.

      SECTION 4.4 VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Parent, each Guarantor and the Borrower enforceable in accordance with its terms.


                                 ARTICLE V
                           CONDITIONS PRECEDENT

      SECTION 5.1  EFFECTIVENESS.

      (a) The effectiveness of this Amendment (other than Sections 2.7 and 2.8) is subject to the satisfaction of all of the following conditions precedent:

            (i) The Borrower, the Guarantors, the Administrative Agent, and the Required Banks shall have executed and delivered this Amendment.

            (ii) The Administrative Agent shall have received certified copies of resolutions of the boards of directors (or equivalent governing body) of the Parent, the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers;

            (iii) The Administrative Agent shall have received an opinion of counsel to the Borrower and each Guarantor in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request;

            (iv) The Parent shall have paid the fees as agreed among the Parent and the Co-Lead Arrangers; and

            (v) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      (b) The amendments contained in Sections 2.7 and 2.8 shall become effective upon (i) satisfaction of all the conditions precedent contained in Section 5.1(a) above and (ii) the consummation of the Stanford Acquisition as consented to by the Lenders pursuant to Article III hereof. Promptly upon consummation of the Stanford Acquisition, the Parent agrees to provide written notice thereof to the Administrative Agent and Banks.

      If this Amendment becomes effective, the changes in the Applicable Margin shall take effect on June 16, 2008 and on each day thereafter, but any payment of interest or fees due on or after June 16, 2008 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.






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


                                ARTICLE VI
                         MISCELLANEOUS PROVISIONS

      SECTION 6.1 RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document are hereby ratified, approved and confirmed in each and every respect. Reference to this Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      SECTION 6.2 HEADINGS AND CAPITALIZED TERMS. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings as set forth in the Credit Agreement.

      SECTION 6.3 EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

      SECTION 6.4. NO OTHER AMENDMENTS. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents.

      SECTION 6.5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

      SECTION 6.5. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.






























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


      In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                              JONES LANG LASALLE FINANCE B.V.

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Managing Director


                              JONES LANG LASALLE INCORPORATED, AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Vice President and Treasurer


                              JONES LANG LASALLE CO-INVESTMENT, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Vice President and Treasurer


                              JONES LANG LASALLE INTERNATIONAL, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Vice President and Treasurer


                              LASALLE INVESTMENT MANAGEMENT, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Vice President and Treasurer


                              JONES LANG LASALLE AMERICAS, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Vice President and Treasurer


                              JONES LANG LASALLE LIMITED, AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Attorney-in-Fact


                              JONES LANG LASALLE GmbH, AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------------
                                    Title  Attorney-in-Fact






                                                     First Amendment to
                                                     Multicurrency Credit
                                    S-1              Agreement

                              BANK OF MONTREAL, AS ADMINISTRATIVE AGENT
                              AND L/C ISSUER

                              By    /s/ David L. Mistic
                                    ------------------------------------
                                    Title  Vice President


                              BMO CAPITAL MARKETS FINANCING, INC.,
                              AS SWINGLINE BANK AND AS A BANK

                              By    /s/ David L. Mistic
                                    ------------------------------------
                                    Title  Vice President






















































                                                     First Amendment to
                                                     Multicurrency Credit
                                    S-2              Agreement

                              BANK OF AMERICA, N.A.


                              By    /s/ Adam Goettsche
                                    -----------------------------------
                                    Title  Senior Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
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


                              LASALLE BANK NATIONAL ASSOCIATION


                              By    /s/ Adam Goettsche
                                    -----------------------------------
                                    Title  Senior Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
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


                              THE ROYAL BANK OF SCOTLAND PLC


                              By    /s/ Michael Wragg
                                    -----------------------------------
                                    Title  Relationship Director






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                    S-5              Agreement

                              U.S. BANK NATIONAL ASSOCIATION


                              By    /s/ James DeVries
                                    -----------------------------------
                                    Title  Senior Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
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


                              BARCLAYS BANK PLC


                              By    /s/ Nicholas A. Bell
                                    -----------------------------------
                                    Title  Director






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                    S-7              Agreement

                              FIFTH THIRD BANK (CHICAGO),
                              A MICHIGAN BANKING CORPORATION


                              By    /s/ Joseph A. Wemhoff
                                    -----------------------------------
                                    Title  Vice President





























































                                                     First Amendment to
                                                     Multicurrency Credit
                                    S-8              Agreement

                              NATIONAL CITY BANK, SUCCESSOR BY MERGER
                              TO NATIONAL CITY BANK OF THE MIDWEST


                              By    /s/ Peter L. Westover
                                    -----------------------------------
                                    Title  Vice President





























































                                                     First Amendment to
                                                     Multicurrency Credit
                                    S-9              Agreement

                              WELLS FARGO BANK, N.A.


                              By    /s/ Andrew Cavallari
                                    -----------------------------------
                                    Title  Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                   S-10              Agreement

                              PNC BANK, NATIONAL ASSOCIATION


                              By    /s/ Terri Wynda
                                    -----------------------------------
                                    Title  Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                   S-11              Agreement

                              HSBC BANK PLC


                              By    /s/ Shripal Shah
                                    -----------------------------------
                                    Title  Global Relationship Director






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                   S-12              Agreement

                              THE BANK OF NEW YORK


                              By    /s/ David L. Mistic
                                    -----------------------------------
                                    Title  Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                   S-13              Agreement

                              THE NORTHERN TRUST COMPANY


                              By    /s/ Carol Conklin
                                    -----------------------------------
                                    Title  Vice President






























































                                                     First Amendment to
                                                     Multicurrency Credit
                                   S-14              Agreement